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CITICORP LESCAMAN, INC. -- TRUST H                             EXECUTION COPY

                                                                Exhibit 10(a)










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                                 AMENDMENT NO. 2
                            dated as of June 13, 1997
                                       to
                                 FACILITY LEASE
                         dated as of September 30, 1987
                          as amended February 26, 1988
                                      among
                            WILMINGTON TRUST COMPANY,
                   not in its individual capacity, but solely
                as Owner Trustee for Bruce Mansfield 1987 Trust H
                    under and pursuant to a Trust Agreement,
                      dated as of September 30, 1987, with
                            CITICORP LESCAMAN, INC.,
                                    as Lessor
                                       and
                            THE TOLEDO EDISON COMPANY
                                       and
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY,
                                   as Lessees

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NOTE:  CERTAIN RIGHTS OF THE LESSOR UNDER THIS LEASE AGREEMENT AS AMENDED
HAVE BEEN ASSIGNED TO AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF IBJ SCHRODER BANK & TRUST COMPANY, INDENTURE TRUSTEE, UNDER AND TO THE EXTENT SET FORTH IN THE TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASE, DATED AS OF SEPTEMBER 30, 1987, AS AMENDED AND SUPPLEMENTED BETWEEN MERIDIAN TRUST COMPANY (PREDECESSOR TO WILMINGTON
TRUST COMPANY), AS OWNER TRUSTEE FOR BRUCE MANSFIELD 1987 TRUST H (UNDER AND PURSUANT TO A TRUST AGREEMENT, DATED AS OF SEPTEMBER 30, 1987, AS AMENDED, BETWEEN SUCH PARTY AND MERIDIAN TRUST COMPANY, PREDECESSOR TO WILMINGTON TRUST COMPANY) AND IBJ SCHRODER BANK & TRUST COMPANY, AS INDENTURE TRUSTEE, AS SUCH INDENTURE MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF. THIS AMENDMENT NO. 2 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(d) OF THIS AMENDMENT NO. 2 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.



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CITICORP LESCAMAN, INC. -- TRUST H                             EXECUTION COPY



                  AMENDMENT NO. 2, dated as of June 13, 1997 ("Amendment No. 2"), to the Facility Lease, dated as of September 30, 1987, as amended by Amendment No. 1 thereto, dated as of February 26, 1988, all as in effect on the date hereof (the "Facility Lease"), among WILMINGTON TRUST COMPANY, a Delaware trust company (successor to Meridian Trust Company), not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, as amended, dated as of September 30, 1987, with the Owner Participant identified on the cover page hereof (in such capacity, the "Lessor"), THE TOLEDO EDISON COMPANY, an Ohio corporation ("Toledo Edison"), and THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, an Ohio corporation ("Cleveland Electric") (Cleveland Electric and Toledo Edison being collectively referred to as the "Lessees"),

                              W I T N E S S E T H:

                  WHEREAS, the Lessees and the Lessor have heretofore entered into the Facility Lease providing for the lease by the Lessor to the Lessees of the Undivided Interest; and

                  WHEREAS, Section 3(f) of the Facility Lease provides for an adjustment to the Basic Lease Rate Factors and the Stipulated Loss Value, Termination Value and Special Termination Value percentages in the event, among other things, Refunding Notes are issued resulting in a change in the actual interest rate payable on the Secured Notes, the dates on which interest is payable thereon, the amortization schedules and/or the debt/equity ratio; and

                  WHEREAS, Section 8.01 of the Indenture provides, among other things, that the Lessor and Indenture Trustee may, without the consent of any Holder of Secured Notes, execute a supplement to the Indenture in order to establish and issue the Refunding Notes in accordance with Section 2.12 of the Indenture; and

                  WHEREAS, the Lessor and the Indenture Trustee intend to execute a Supplemental Indenture No. 2 dated as of June 13, 1997 to the Indenture, providing for the issuance of one new promissory note;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. DEFINITIONS.

                  For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in the Facility Lease.

                  SECTION 2. AMENDMENTS.

                  (a) Section 3(f)(i) of the Facility Lease is hereby amended by

                           (i) deleting the comma after the phrase "Section 4.02(5)" and inserting the word "and",

                           (ii) deleting the phrase "and 4.08(1)" immediately preceding the phrase "of Revenue Procedure 75-28",

                           (iii) deleting the phrase "and the requirements of
           Section 4.08(1) shall be applied on a prospective basis" immediately following the phrase "minimum equity investment will be consistent with the maintenance of that originally made by the Owner Participant."


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CITICORP LESCAMAN, INC. -- TRUST H                             EXECUTION COPY





           (b) Schedules 1 through 4 of the Facility Lease are hereby amended as follows:

                           (i) Schedule 1 entitled "Basic Lease Rate Factors" is deleted in its entirety and is hereby replaced with Schedule 1 hereto.

                           (ii) Schedule 2 entitled "Stipulated Loss Value" is deleted in its entirety and is hereby replaced with Schedule 2 hereto.

                           (iii) Schedule 3 entitled "Termination Value" is deleted in its entirety and is hereby replaced with Schedule 3 hereto.

                           (iv) Schedule 4 entitled "Special Termination Value" is deleted in its entirety and is hereby replaced with Schedule 4 hereto.


                  SECTION 3. MISCELLANEOUS.

                  (a) Execution. Although this Amendment No. 2 is dated as of the date first above written for convenience, the actual dates of execution hereof by the parties hereto are, respectively, the dates set forth under the signatures hereto. This Amendment No. 2 shall be effective as of the date upon which the Owner Trustee receives a payment of Supplemental Rent as provided in the Facility Lease (the "Effective Date"). This Amendment No. 2 amends and modifies the Facility Lease and is to be read with and form part of the Facility Lease. On and from the Effective Date, any reference in any Operative Document to the Facility Lease shall be deemed to refer to the Facility Lease as amended and modified by Amendment No. 1 thereto, dated as of February 26, 1988, and by this Amendment No. 2.

                  (b) Non-Waiver or Amendment. The agreements contained in this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of any party under any Operative Document, nor constitute, except as expressly provided in this Amendment, a waiver of any provision of any Operative Document.

                  (c) Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the laws of the Commonwealth of Pennsylvania govern the creation of, and perfection of, interest in property (whether real or personal) and except to the extent that the Federal laws of the United States are mandatorily applicable.


             [The remainder of this page intentionally left blank.]


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CITICORP LESCAMAN, INC. -- TRUST H                             EXECUTION COPY



                  (d) Original Counterpart. The single executed original of this Amendment No. 2 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Lease Indenture Trustee thereon shall be the "Original" of this Amendment No. 2. No security interest in this Amendment No. 2 may be created or continued through the transfer or possession of any counterpart other than the "Original."

                  IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment No. 2 to Facility Lease to be duly executed by an officer thereunto duly authorized.

                                   WILMINGTON TRUST COMPANY, not in its
                                   individual capacity, but solely as Owner
                                   Trustee for Bruce Mansfield 1987 Trust H under and pursuant to a Trust Agreement dated as of September 30, 1987 between Meridian Trust Company, predecessor to Wilmington Trust Company, and Citicorp Lescaman, Inc.

ATTEST:

[Corporate Seal]                   By:      /s/ CHRIS L. KAISER
                                            --------------------------
By: Debra Eberly                   Name:   Chris L. Kaiser

Title: Admin. Acct. Manager        Title:  Vice President

                                   Date:   June 18, 1997


                                   THE TOLEDO EDISON COMPANY
                                              and
                                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
ATTEST:

[Corporate Seal]                   By:     /s/ DAVID M. BLANK
                                           ---------------------------
By:                                Name:   David M. Blank

Title:                             Title:  Treasurer of each

                                   Date:   June 18, 1997






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CITICORP LESCAMAN, INC. -- TRUST H                              EXECUTION COPY



                             CERTIFICATE OF SERVICE

                  The Lessee, The Toledo Edison Company, hereby certifies that its precise address is 300 Madison Avenue, Toledo, Ohio 43651.

                                             By:     /s/ DAVID M. BLANK
                                                     -------------------------
                                             Name:   David M. Blank

                                             Title:  Treasurer

                                             Date:   June 18, 1997


                             CERTIFICATE OF SERVICE

                  The Lessee, The Cleveland Electric Illuminating Company, hereby certifies that its precise address is 6200 Oak Tree Boulevard, Independence, Ohio 44131.

                                             By:     /s/ DAVID M. BLANK
                                                     -----------------------
                                             Name:   David M. Blank

                                             Title:  Treasurer

                                             Date:   June 18, 1997



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CITICORP LESCAMAN, INC. -- TRUST H                              EXECUTION COPY



STATE OF DELAWARE           )
                            ) ss:
COUNTY OF NEW CASTLE        )

                  On this 16th day of June, 1997, before me, the undersigned notary public, personally appeared Chris L. Kaiser who acknowledged himself to be a Vice President of WILMINGTON TRUST COMPANY, a Delaware trust company, and that he, as such officer being authorized to do so, executed the foregoing instrument in the capacity and for the purposes therein contained by signing the name of the trust company by himself as such officer.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal.


[Notarial Seal]                        /s/ KATHLEEN A. PEDELINI
                                       ---------------------------------
                                       Notary Public

                                       My Commission Expires: October 31, 1998




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CITICORP LESCAMAN, INC. -- TRUST H                             EXECUTION COPY



                                                                   SCHEDULE 1
                                                           TO AMENDMENT NO. 2
                                                            TO FACILITY LEASE


                            BASIC LEASE RATE FACTORS
                            ------------------------

                  Date                         % of Facility Cost
                  ----                         ------------------

                                                                         (*)1



--------
(1) Percentage for first Rent Payment Date reflects prepayment of Basic Rent made on June 18, 1997.


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CITICORP LESCAMAN, INC. -- TRUST H                             EXECUTION COPY



                                                                   SCHEDULE 2
                                                           TO AMENDMENT NO. 2
                                                            TO FACILITY LEASE


                              STIPULATED LOSS VALUE
                              ---------------------

                  Date                         % of Facility Cost
                  ----                         ------------------




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CITICORP LESCAMAN, INC. -- TRUST H                              EXECUTION COPY



                                                                   SCHEDULE 3
                                                           TO AMENDMENT NO. 2
                                                            TO FACILITY LEASE


                                TERMINATION VALUE
                                -----------------

                  Date                         % of Facility Cost
                  ----                         ------------------